UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021 (July 19, 2021)

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37902	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit 911, Tower 2, Silvercord, 30 Canton Road

Tsimshatsui

Hong Kong SAR, China

(address of principal executive offices) (zip code)

Tel: +852 2961 4888

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MOXC	Nasdaq Capital Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Registrant held its 2021 Annual Meeting at 11:00 AM, local time, on July 19, 2021, at Unit 911, Tower 2, Silvercord, 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong. A total of 14,896,004 of the Registrant’s 19,341,529 shares of common stock were present in person or by proxy, representing a quorum of 77.02% of eligible voting shares outstanding.

Three proposals were submitted to and approved by the shareholders. The proposals were described in detail in the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 17, 2021 (“Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1.    Shareholders elected five directors to the Registrant’s Board of Directors to hold office for a one-year term until the annual meeting of Shareholders in 2022 or until their successors are elected and qualified. The five people receiving a plurality of the vote of “For” votes were elected as directors: Hao Qinghu, Lionel Choong Khuat Leok, Wendy Wang Yingjie, William Yap Guan Hong and Zhao Yahui.

The votes for each of the nominees were as follows:

	For	Against	Abstain
Hao Qinghu	11,048,326	645,365	0
Lionel Choong Khuat Leok	11,047,994	645,697	0
Wendy Wang Yingjie	11,047,998	645,693	0
William Yap Guan Hong	11,029,399	664,292	0
Zhao Yahui	11,048,424	645,267	0

2. Shareholders ratified the selection of Centurion ZD CPA & Co. as independent registered public accounting firm for the fiscal year ending September 30, 2021. The votes regarding this proposal were as follows:

For	Against	Abstain
14,244,020	615,521	36,463

3. Shareholders approved the adoption of the Agreement and Plan of Merger by and between Moxian, Inc. and Moxian (BVI) Inc. The votes regarding this proposal were as follows:

For	Against	Abstain
11,048,015	609,666	36,010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: July 20, 2021	By:	/s/ Tan Wanhong
	Name:	Tan Wanhong
	Title:	Chief Financial Officer